UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Semi-Annual Report

June 30, 2013

CAPITAL ADVISORS GROWTH FUND

August 1, 2013

Dear Shareholder,

The Capital Advisors Growth Fund advanced 10.37% in the first six months of 2013, compared to gains of 13.82% and 11.80% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2013 in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2013

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	10.37%	11.80%	13.82%
12-Months	17.09%	17.07%	20.60%
3-Years	14.31%	18.68%	18.45%
5-Years	6.84%	7.47%	7.01%
10-Years	7.40%	7.40%	7.30%
Inception (12/31/1999)	0.62%	0.20%	2.58%

Net Expense Ratio: 1.27%^ Gross Expense Ratio: 1.67%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2014 to ensure that the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”) of 0.02%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

We can point to two primary reasons for the Fund’s lower return during the first six months of 2013 relative to the benchmarks listed above.  The first reason is the Fund’s current sector allocation.  The Fund held approximately 35% of its portfolio in the technology and energy sectors, which according to Standard’s & Poor’s posted among the weakest sector performance year-to-date, returning 6.4% and 9.8%, respectively, during the first half of the year.  Despite this disappointing near-term performance we still remain committed to longer-term growth opportunities in these sectors.

CAPITAL ADVISORS GROWTH FUND

The second negative influence on the Fund’s return during the first six months was the continued weakness in Apple, Inc. (AAPL: $396.53).  Apple remains one of the Fund’s largest holdings despite the stock price being down 21.6% during the first half of the year.  The company has experienced downward pressure on its share price over the last six months due to a disappointing product cycle, increased competition and management missteps.  We continue to believe that Apple will remain one of the dominant hardware and software providers in the mobile Internet market.  Apple should see steady earnings and revenue growth due to an entrenched market position and strong industry growth metrics in both smart phones and tablets.  The technology sector research firm, Gartner, estimates the tablet market may grow from 125 million units in 2012 to a projected 375 million by 2016.  A second research service, IDC, estimates the smart phone market will double from 2012 to 2016 to 1.4 billion units annually.  We believe Apple is positioned to benefit from these attractive industry tailwinds in the coming years.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during the first half include Wells Fargo & Co. (WFC: $33.33), Valeant Pharmaceuticals International, Inc. (VRX: $86.08), and BlackRock, Inc. (BLK: $256.85).  Wells Fargo remains one of the Fund’s largest positions and continued to be a beneficiary of the U.S. housing recovery being one of the largest mortgage lenders.  The strong performance of Valeant Pharmaceuticals has moved the position into the Fund’s top ten holdings during the first half of 2013.  BlackRock entered the second quarter as the fourth largest position in the Fund, but we reduced the weighting in the stock in April at $258 per share due to the increase in price relative to our estimate of its fair value.

The three biggest underperformers during the first half were Apple, CSX Corp. (CSX: $23.19) and EMC Corp. (EMC: $23.62).  The timing of our commitment to CSX was not ideal when measured as of June 30.  However, as of August 1 the stock has recovered to trade in line with our initial entry point.  Although EMC has underperformed, we consider the stock to be a core holding.  EMC is anchored to the attractive secular growth trends and product leadership the company displays in the following product categories: storage – backup & recovery, security, virtualization and information intelligence.  The proliferation of digital data should continue across all industries and geographies for the foreseeable future.  Securing this data and analyzing it should continue to be a focus for enterprise information technology budgets.  Industry analysts expect most of the product categories the company competes in to grow at twice the rate of overall technology spending, which we feel might be conservative.

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2013 were as follows:

		Cost/Share	Market/Share
Security	No. Shares	($)	($)	Portfolio %
National Oilwell
Varco, Inc.	20,700	66.84	68.90	4.6
Apple, Inc.	3,500	352.54	396.08	4.5
General Electric Co.	57,700	17.01	23.19	4.3
Wells Fargo & Co.	28,400	25.76	41.27	3.8
Qualcomm, Inc.	17,700	51.84	61.08	3.5
Transocean Ltd.	22,000	50.02	47.95	3.4
Valeant Pharmaceuticals
Int’l, Inc.	12,200	56.71	86.08	3.4
Cisco Systems, Inc.	43,000	20.83	24.31	3.4
PepsiCo, Inc.	12,400	64.37	81.79	3.3
Eaton Corp. PLC	15,130	51.91	65.81	3.2

Of the 35 common stocks held by the Fund as of June 30, 2013, the 10 largest holdings represented 37.4% of total assets.  The Fund held 5.75% of its total assets in interest bearing cash reserves as of June 30, 2013.

RECENT ADDITIONS TO THE FUND

The three most recent additions to the Fund’s portfolio were Amgen, Inc. (AMGN: $98.96), CSX Corp. (CSX: $23.19) and FaceBook, Inc. (FB: $24.88).

We initiated a position in Amgen on June 20 at an average price of $96.38 per share.  We believe Amgen is well-positioned for long-term growth due to three key drivers.  The company has a very robust late-stage product pipeline.  Between 2013 and 2016 management expects to present pivotal results in eight biological treatments for diseases including psoriasis, malignant melanoma, hypercholesterolemia, lymphoblastic leukemia, and gastric cancer.  Many of these treatments have $1 billion-plus market potential and could drive steady earnings and revenue growth in the coming years.

The second potential growth driver for Amgen is its foray into the generic “biosimilar” business.  Historically, generic drug companies have been able to easily reverse-engineer pharmaceutical drugs (chemical composition) once a pharmaceutical company’s patents expired.  However, generic drug companies may have a harder time reverse-engineering biologic drugs, which are based on a body’s cells, because replicating these organisms can be very challenging and requires significant cost outlays.  Additionally, the Food and Drug Administration (FDA) has instituted stringent approval requirements and extensive testing to re-produce biosimilars.  Amgen is committed to being a leader in the generic biologics space and is well-positioned due to its cell/molecule replication infrastructure, manufacturing expertise, distribution

CAPITAL ADVISORS GROWTH FUND

network and regulatory expertise.  Bloomberg Industries estimated that over the next six years biological drugs accounting for $47 billion in revenue will lose patent protection.  Should Amgen capture a fraction of this market opportunity, the impact to its earnings could be significant.

The third driver of growth at Amgen is untapped international opportunities. Today, revenues from outside the United States represent only 20% of its business.  Management is focused on investing in higher growth regions like Asia through various partnerships which should support meaningful revenue growth over the next decade.

The Fund initiated a new position in CSX Corp. on May 29 at an average price of $25.30 per share.  The management team at CSX has navigated the sluggish economy very well since 2006, including the deep 2008/2009 recession, as evidenced by the company’s key operating metrics.  Despite a volume decline of 13% from 2006 to present, the management team has delivered a compound annual growth rate (CAGR) of 8% in operating income, 12% earnings per share and 710 basis points of improvement in its operating ratio (operating expenses as a percentage of revenues) from 77.7% to 70.6%.  If economic growth accelerates from its tepid pace of the past few years, earnings growth could rise much more than is currently forecasted due to the economies of scale from the recent capital investments.  If we do not see material productivity gains we believe the management team will continue its track record as an efficient rail operator generating attractive returns for its shareholders.

A new position in Facebook was initiated on April 10 at an average price of $27.68 per share.  Facebook’s stock price drop from its initial public offering price of $38 per share was due in large part to the lack of vision from a business strategy perspective as the management team struggled to define how the company would drive earnings and revenue growth.  Over the last several months, the company has introduced a number of advertising initiatives which could drive substantial revenue and earnings growth going forward.  The company has improved on its placement of ads in applications on both the Google Android and Apple iOS platforms and enhanced its Facebook Exchange Advertisements, which utilizes technology to track the websites its users have recently visited allowing advertisers to better target their desired customers.  The company recently re-designed its News Feed functionality to include a greater emphasis on pictures/videos, sorting/filtering by user preference and provide consistency across the mobile and desktop platforms.  We believe the members will benefit from a better user experience while advertisers will be attracted to the ability to better target better individual users from a sales perspective.

In the end, advertising is a numbers game and now that Facebook is perfecting how to target its vast network more efficiently, we expect both

CAPITAL ADVISORS GROWTH FUND

large and small companies to gradually shift more advertising dollars toward Facebook.  Social media advertising remains in its infancy, as evidenced by a survey last October conducted by Vizu and Digiday, which found that U.S. companies were allocating less than 10% of their online advertising budgets to this area.  We expect growth in social media advertising to grow rapidly going forward.  No single social media company in the world is attempting more “shots-on-goal” than Facebook to figure out how to target its user base.  The company also has the luxury of time as there is not a formidable competitor in the space for now.  Over time, we expect the management team to find an advertising strategy that maximizes profit and delivers substantial shareholder value.

OUTLOOK

•	Market volatility picked up in the last six weeks of the second quarter as investors speculated about the eventual unwinding of “emergency” monetary policy from the Federal Reserve (the “Fed”).

•
Monetary policy influences two distinct sources of volatility in the asset markets – one is external and one is internal.  It is important to consider both when forecasting the reaction to changing monetary policy in the financial markets.

•
It seems likely that markets could be pulled in opposite directions by these two sources of volatility, so it will matter which one has greater influence.  We expect an increase in volatility, but no market panic when the Fed changes its policy.

TAPER TANTRUM?

Unless there is a geopolitical shock of some kind during the summer months, near-term action in the financial markets will likely be driven by shifting expectations regarding the “tapering” of monetary policy in the United States.  For people who choose not to study monetary policy in their spare time, tapering refers to the process the U.S. central bank intends to pursue when it eventually down-shifts to a less aggressive pace of monetary stimulus for the domestic economy.

More specifically, various members of the Federal Open Market Committee have chosen “taper” as their favorite descriptive verb when discussing the Fed’s strategy for unwinding a particular policy tool known as quantitative easing, or “QE.”  QE involves the purchase of large quantities of bonds by the central bank for the purpose of reducing long-term interest rates throughout the economy.

The Fed’s latest round of QE (there have been three, so far) began in September.  It involves bond purchases of $85 billion per month, which is a massive scale of activity with capacity to influence market prices materially.  To put this number into perspective, the annualized rate of QE bond

CAPITAL ADVISORS GROWTH FUND

purchases, at $1.02 trillion, represents approximately half of the volume of all bond maturities that occur each year in the domestic bond market (excluding short-term money market instruments).  For this reason, investors care a lot about the plan for unwinding QE.

The Fed has promised that any change in QE will be gradual so as not to disrupt the financial markets.  Beyond this pledge, however, investors are left guessing about the timing of the Fed’s next move.  The irony is that even if the Fed announced the exact hour of its first change in policy, investors wouldn’t know precisely what to do with the information (at least those of us willing to admit it).  The reason why involves a bit of market theory.  Our apologies in advance…

TWO SOURCES OF UNCERTAINTY

There are two kinds of risk in the asset markets: “Exogenous risk” is external.  It is the “news” that moves markets, including economic data, corporate earnings, mergers, terrorism, hurricanes, etc.  Exogenous factors dominate the daily chatter about markets…i.e.  “Stocks declined today due to a disappointing employment report,” or “Strong earnings from three Dow components triggered a rally in stocks.”

A second form of risk emerges from the internal dynamics of markets themselves.  This is “endogenous risk.”  Endogenous factors are the domain of historic events like speculative bubbles and market crashes, as well as less visible influences that cause market prices to be significantly more volatile than the underlying fundamentals they are supposed to reflect.  For example, individual stocks frequently lose $1 billion or more in market value in a single day because the company missed its earnings estimate by a penny.

Total risk in the asset markets is the sum of both forms of uncertainty – i.e. future “news” about underlying fundamentals, plus the influence of un-measurable feedback loops and unintended consequences embedded into the markets themselves.  To predict how asset markets might react when the Fed taps the brakes on monetary policy, one must account for both of these drivers of market volatility – exogenous and endogenous.

THE EXOGENOUS PERSPECTIVE

An argument can be made that when the Fed tapers it will be good for stocks.  This perspective starts with a notion that aggressive monetary policy has provided a necessary and appropriate bridge to sustainable economic growth.  If so, the Fed’s declaration that less monetary stimulus is needed would imply a favorable outlook for future “news” about the economy.  Proponents of this viewpoint suggest the Fed will not withdraw QE until the economy is strong enough to handle it.  Therefore, investors might actually welcome the announcement that the Fed believes the need for emergency monetary policy has passed.

CAPITAL ADVISORS GROWTH FUND

THE ENDOGENOUS PERSPECTIVE

On the other hand, endogenous factors associated with QE lead to a nearly opposite outlook.  The inputs for this forecast come from the internal mechanics of the markets.  Consider that every year investors face a decision on approximately $2 trillion worth of domestic bond maturities.  They can choose to reinvest the proceeds from these maturities into another bond, leave it in cash, or move the money to a different asset class like stocks.

We estimate that the weighted average coupon for the bonds that matured in recent years was around 4.0%.  This means that every two weeks for the past three years investors have been receiving proceeds from bonds that used to pay a mid-single-digit yield, while facing reinvestment yields that begin with a one or a zero for bonds of similar duration and credit quality.  Many of these investors have chosen to take their money elsewhere rather than reinvest into another bond.  The primary beneficiaries of this shift in asset preference have included dividend-paying stocks, real estate investment trusts (REITs), master limited partnerships (MLPs), high-yield bonds and emerging market debt.

Here is why QE matters from an endogenous perspective:  The vast majority of bond issuers – i.e., corporations, municipalities, mortgage underwriters and the U.S. Government – replace each bond maturity with a newly issued bond.  For every investor who chooses to leave the bond market for a different asset class, someone must step in to take their place.  Otherwise, the U.S. Treasury and other borrowers who rely on the credit markets to fund their operations cannot roll over their debt.  Right now that “someone” is the Fed to the tune of about half of all bond maturities per year.  Who will replace the Fed as the incremental buyer of bonds once QE is dissolved…and at what interest rate?

This is endogenous uncertainty.

SHIFT MATTERS

The money American citizens save each year is measured in billions.  Excluding social security, which is a transfer program, not an investment account, the primary vehicles for Americans’ savings are 401(k) plans, IRAs and company-sponsored pension plans.  The choices we make collectively about how much to save each year, and where to invest it, have very little influence on asset prices.  For example, if every citizen in America decided to double the amount they contribute to their retirement accounts each year, markets would hardly notice it.  The dollars involved simply aren’t large enough relative to the total size of the asset markets.

On the other hand, if a meaningful percentage of investors decide they have too much money invested in bonds and cash, and not enough in stocks, the shift in their collective asset preference can have a huge impact on market prices because the asset flows associated with this kind of adjustment are measured in trillions.

CAPITAL ADVISORS GROWTH FUND

The total market value of the U.S. bond market is estimated to be $38 trillion, while the domestic stock market has an estimated value of $20 trillion.  Recall from above that investors face a reinvestment decision on approximately $2 trillion worth of bond maturities each year, a figure that represents 10% of the entire value of the U.S. stock market.  If we assume some percentage of the owners of this $2 trillion in annual turnover prefers to do better than 1% with their savings, it’s easy to imagine a reasonably massive shift in asset preferences might be at work in the financial markets today.

Not surprisingly, the logical beneficiaries of the Fed’s zero-interest rate policy and QE – dividend-paying stocks, REITs, MLPs, high-yield bonds and emerging market debt – have performed very well during the four-year duration of “emergency” monetary policy in America.  The rally in these markets accelerated last fall when the Fed initiated its third round of QE.

OUR BEST GUESS ABOUT THE IMPACT OF TAPERING

To the extent that some portion of the recent bull market in stocks is attributable to “emergency” monetary policy from the Fed, it seems logical to assume it will matter when the Fed eventually changes its policy.  The lack of consensus about what will happen when the Fed inevitably taps the brakes is understandable because there is no historical precedent from which to base a forecast.  Nothing like the current experiment in monetary policy has ever happened before.

We agree with the logic of the exogenous perspective – i.e., tapering implies a favorable outlook for future economic news – and we take the Fed at its word that their process will be carefully calibrated with economic and financial market conditions to minimize disruption.  For this reason we do not intend to make drastic changes in the Fund in response to the initial change in monetary policy, whenever it comes.

However, we are also extremely respectful of endogenous risk.  We assume the combination of zero-bound interest rates and QE has had an impact on asset prices in recent years.  Specifically, prices are likely higher than they might otherwise be for stocks, junk bonds and emerging market debt, while interest rates are lower than they would be without a $2.5 trillion expansion of the Fed’s balance sheet over the past four years.

From a purely statistical perspective, studies have attributed 20%-30% of historical market volatility to exogenous factors, while the remaining 70%-80% is driven by endogenous variables.  If so, we would be wise to weight the potential negative influence of monetary tapering more heavily in our analysis.

So here is our bottom line:  When the Fed tapers it will likely signal the end of above-average returns for stocks and the beginning of below-average returns for bonds.  We believe financial markets are unlikely to crater because the Fed will be very measured in its approach to policy withdrawal,

CAPITAL ADVISORS GROWTH FUND

and investors will still be incentivized to seek income in assets other than bonds.  Also, net issuance of new Treasuries will decline as the budget deficit narrows, reducing the dependence on the Fed as a buyer of last resort.  Nonetheless, hidden feedback loops and unintended consequences associated with the Fed’s withdrawal will likely trigger bouts of volatility that seem out-of-sync with the “news” at the time.  However, absent reinforcement from some kind of larger macro shock, this volatility should not evolve into the next bear market in the near future.

The biggest risk to this baseline forecast may be inflation.  If inflation changes for the worse the Fed might be forced to withdraw monetary stimulus faster than current expectations.  The combination of deteriorating inflation expectations and disruption in the asset markets from a less orderly Fed withdrawal might be a more poisonous combination for stocks and bonds alike.  However, this is not our baseline forecast.

CURRENT DESIGN OF THE INVESTMENT STRATEGY

The Fund has been positioned for a favorable stock market climate throughout the year and returns have been good as a consequence.  We believe the stock market can add to its gains during the second half of the year, but we expect volatility will be higher and incremental upside lower, compared to the first half of the year.  The Fund maintains a conservative tilt with greater than usual emphasis on stable companies with slower, but more predictable business models, and fewer investments in more aggressive stocks in the category we call “emerging franchises.”  We are mindful of the many risks in the global economy today, and we are prepared to tilt the portfolio more conservatively if these risks flare up, or if the market response to Fed tapering becomes more disruptive than we currently expect.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
CEO, Capital Advisors, Inc.	Capital Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk.  Principal loss is possible.  Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

Price to Earnings (P/E):  The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates.

Basis point is a unit equal to 1/100th of 1% and is used to denote a change in a financial instrument.

Weighted Average Coupon is the weighted average of the underlying coupon interest rates of mortgages or other asset or mortgage backed securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

C TACTICAL DYNAMIC FUND

August 1, 2013

Dear Shareholder,

The C Tactical Dynamic Fund was launched on August 10, 2012, and advanced 4.13% in its first ten and a half months of trading.  This compares to a gain of 13.75% for the Fund’s primary benchmark, the S&P Global Broad Market Index.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2013 in comparison to the Fund’s relevant benchmark:

Periods Ending June 30, 2013

		S&P Global Broad
	Fund	Market Index
3-Month	-1.95%	-0.27%
6-Months	0.39%	6.73%
Inception (8/10/2012)	4.13%	13.75%

Net Expense Ratio: 1.42%^ Gross Expense Ratio: 2.14%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding AFFE of 0.17%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 1.00% redemption fee if shares are redeemed within 30 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

Recent performance and activity in the Fund is driven by the Fund’s objective investment process.  As a reminder, the Fund invests in four primary asset sectors: domestic equities, international equities, emerging markets and natural resources.  To gain access to the four asset sectors the portfolio invests in up to 50 exchange-traded funds (ETFs) that in our opinion represent the primary constituents of each of the four markets.  The strategy uses a proprietary, moving average-based model to systematically adjust its risk exposure to each of the 50 ETFs on a monthly basis.  There are no subjective overrides or inputs into the model.

C TACTICAL DYNAMIC FUND

This process allows the Fund’s risk profile to dynamically adjust to prevailing market conditions based on objective signals from market prices.  When the global equity markets have been trending upward, we expect many of the 50 ETFs to be included in the portfolio.  When the recent trend has been negative in the global risk markets, we expect the Fund’s allocation to fixed income and cash reserves to increase as equity ETFs are sold from the portfolio in response to these negative trends.

The Fund’s performance relative to its global benchmark was impacted by the design of the Fund relative to its primary benchmark.  The Fund invests equally across four major asset markets.  This results in materially higher exposure to emerging markets and natural resources relative to global equity benchmarks like the S&P Global Broad Market Index.  During the first six months of the year, emerging markets and natural resources underperformed domestic equities and developed international markets materially, so the Fund’s heavier exposure to them served as a drag on relative performance.

It is noteworthy, however, that the Fund’s investment process added value during this period of negative performance for natural resources and emerging markets.  For example, the Fund’s allocation to natural resources seeks to replicate the C Tactical Natural Resources Index (Bloomberg Ticker: TSNRX).  During the first six months, the Fund’s allocation to natural resources was down -0.17% (net of fees), which was very close to the 0.18% return for the C Tactical Natural Resources Index.  By comparison, the S&P Global Natural Resource Index (SPGNRUP) declined -10.83% over the same time period.

Source: Bloomberg L.P.

C TACTICAL DYNAMIC FUND

In the emerging markets sector, the Fund seeks to replicate the C Tactical Emerging Markets Index (TSEMXTR).  By tracking the C Tactical index the Fund’s allocation to emerging markets declined -7.95% during the first six months, versus a drop of -9.57% for the MSCI Emerging Markets Index (NDUEEGF) over the same period.  Thus, during a six-month period when half of the Fund’s portfolio was earmarked for two asset markets that declined approximately 10% each, the Fund’s binary trading discipline minimized the downside from these two sectors materially.

Source: Bloomberg L.P.

PERFORMANCE ATTRIBUTION

The following three ETFs were the biggest contributors to performance (12/31/12 - 06/30/13):

-	iShares MSCI Japan ETF
-	iShares U.S. Healthcare ETF
-	iShares U.S. Consumer Services ETF

The following three ETFs were the biggest detractors from performance (12/31/12 - 06/30/13):

-	iShares India 50 ETF
-	iShares MSCI Russia Capped ETF
-	iShares China Large-Cap ETF

OUTLOOK

The Fund’s rules-based investment process offers an objective snapshot of the state of the global equity markets at any given time.  Individual countries and industry sectors that are in an uptrend are likely to be represented in the portfolio, while those sectors and countries in a downtrend are likely to be out of the portfolio.

C TACTICAL DYNAMIC FUND

As of June 30, 2013, the Fund was approximately 46% invested in the equity markets, with the remainder in short-term fixed income and cash reserves.  The 46% allocation to equities was spread across 22 ETFs skewed heavily toward domestic industry sectors and developed international markets.  The Fund had no exposure to emerging markets or natural resources as of June 30.

As of August 1, ETFs for two emerging market countries have re-entered the portfolio, as have five ETFs for sub-sectors of the natural resources sector.  If the recent turn in these asset markets evolves into a sustained recovery, we anticipate the Fund should participate during the second half of the year.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2013 were as follows:

Portfolio Holding	Percentage Weighting
Schwab Short-Term U.S. Treasury ETF	24.38
iShares Barclays 1-3 Year Treasury Bond Fund	24.38
iShares MSCI Japan Index Fund	3.88
iShares MSCI United Kingdom Index Fund	3.56
Vanguard Short-Term Government Bond ETF	3.53
Fidelity Institutional Money Market
Government Portfolio, Class I	3.17
iShares Dow Jones U.S. Consumer Services Sector Index Fund	2.58
iShares Dow Jones U.S. Utilities Sector Index Fund	2.57
iShares Dow Jones U.S. Financial Sector Index Fund	2.55
iShares Dow Jones U.S. Healthcare Sector Index Fund	2.54

As of June 30, 2013, the 10 largest holdings represented 73.14% of total assets.

The Fund continues to be diversified across sectors, geographies, and holdings.  As of June 30, 2013, the Fund’s exposure to the four primary asset markets was as follows:

Sector Allocation	Percentage Weighting
Non-U.S. Developed Markets	21.0
U.S. Equity Markets	25.0
Emerging Markets	0.0
Natural Resource Markets	0.0
Cash/Short-Term Bond	54.0

IN SUMMARY…

The Fund’s investment process is designed to accomplish two investment strategies.  First, the strategy seeks to take advantage of a material difference in the distribution of monthly returns for many risk assets in months following a positive moving average reading (i.e., the asset is trading above its moving average) compared to months following a negative moving

C TACTICAL DYNAMIC FUND

average measurement.  The historical record of many asset sectors demonstrates that average monthly returns have been higher, and the frequency of negative returns has been lower, in months following a positive moving average reading versus a negative reading.

The second strategy is to attempt to reduce the likelihood of experiencing a significant drawdown in the principal value of the portfolio during secular bear markets for various asset sectors.  The discipline of selling any of the Fund’s 50 risk market ETFs when they cross below their moving average may allow the Fund to avoid a further decline in those ETFs whenever a short-term correction evolves into a secular bear market for a given country or industry sector.

By applying a binary allocation target to 50 subsectors of the global equity markets, the Fund should deliver a different pattern of returns compared to static benchmarks for these markets.  Since the binary allocation targets are driven by trend-following signals, investors in the Fund should expect a reasonably high correlation to the global equity markets during broad advances for these markets because most of the Fund’s 50 ETFs are likely to trade above their moving average during a sustained uptrend.  The Fund should exhibit low correlation to the global equity markets during broad downturns because many of the 50 ETFs would likely trade below their moving average under these conditions.

The cost for these very favorable correlation characteristics is borne during trendless market conditions, when short-term volatility frequently triggers false signals in the portfolio that can reduce the Fund’s return relative to its benchmark.  These periods are inevitable and unavoidable, yet we don’t worry about their long-term impact on the Fund’s results as long as the strategy performs as expected during secular bull and bear market cycles for global equities.

C TACTICAL DYNAMIC FUND

As always, we appreciate the trust you have placed with the C Tactical Dynamic Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Portfolio Manager	Portfolio Manager
C Tactical Dynamic Fund	C Tactical Dynamic Fund
CEO, Capital Advisors, Inc.	Managing Director, Capital
Advisors, Inc.

Monty L. Butts
Portfolio Manager
C Tactical Dynamic Fund
Managing Director,
  Capital Advisors, Inc.

Investment performance reflects voluntary fee waiver in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, Channing S. Smith, and Monty L. Butts and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for emerging markets.  Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Fund’s assets will be allocated to ETFs invested in commodities and commodity linked instruments.  Investments in commodities, such as gold, or commodity linked instruments, such as futures contracts, options on futures contracts,

C TACTICAL DYNAMIC FUND

options and swaps, will subject the Fund’s portfolio to volatility that may also deviate from the price movements in equity and fixed income securities.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a statistical measure of how two securities move in relation to each other.

S&P Global Broad Market Index is a comprehensive, rules based index measuring global stock market performance, with over 10,000 companies over 46 countries.

C Tactical Natural Resources Index tracks a rules-based sector rotation discipline applied to 10 broad sectors of the natural resources markets.  To gain exposure to the individual sectors, ETFs for each sector are utilized.  The Index is calculated in the following manner: On the fourth Friday of each month, the 10 underlying sector ETFs in the Index, based upon their closing price on the prior business day, are measured against a pre-defined, fixed moving average.  Under normal market conditions, if the individual sector ETF is trading above its pre-defined, fixed moving average reading, it will remain invested in the Index at its pre-defined, fixed target weight.  Under normal market conditions, if the individual sector ETF is trading below its pre-defined, fixed moving average reading, that individual ETF’s fixed allocation will instead be invested in a distinct short-term Government bond ETF.  These moving average readings occur every month on the business day prior to the fourth Friday of each month.

S&P Global Natural Resource Index is a comprehensive, rules-based index measuring global stock market performance, with over 10,000 companies across 46 countries.

An investment cannot be made directly in an index.

C Tactical Emerging Markets Index tracks a rules-based country rotation discipline applied to a fixed universe of 15 emerging market countries.  To gain exposure to the individual countries, ETFs for each country are utilized.  The Index is calculated in the following manner: On the third Friday of each month, the 15 underlying country ETFs in the Index, based upon their closing price on the prior business day, are measured against a pre-defined, fixed moving average.  Under normal market conditions, if the individual ETF is trading above its pre-defined, fixed moving average reading, it will remain invested in the Index at its pre-defined, fixed target weight.  Under normal market conditions, if the individual ETF is trading below its pre-defined, fixed moving average reading, that individual ETF’s fixed allocation will instead be invested in a distinct short-term Government bond ETF.  These moving average readings occur every month on the business day prior to the third Friday of each month.

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for emerging market equities.

One may not directly invest in an index.

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at June 30, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/13 – 6/30/13).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second set of lines of the

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at June 30, 2013 (Unaudited), Continued

table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Capital Advisors Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	(1/1/13 – 6/30/13)

Actual	$1,000.00	$1,103.70	$6.52

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

C Tactical Dynamic Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	(1/1/13 – 6/30/13)

Actual	$1,000.00	$1,003.90	$6.21

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2013 (Unaudited)

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited)

Shares	COMMON STOCKS - 94.31%	Value
	Agricultural Chemicals - 1.58%
12,900	Potash Corporation of Saskatchewan, Inc. - ADR	$491,877

	Air Delivery & Freight Services - 1.83%
5,800	FedEx Corp.	571,764

	Asset Management - 2.38%
2,890	BlackRock, Inc.	742,297

	Auto Manufacturers - Major - 2.82%
26,400	General Motors Co.*	879,384

	Biotechnology - 2.53%
8,000	Amgen, Inc.	789,280

	Business Services - 2.34%
3,990	Visa, Inc. - Class A	729,172

	Catalog & Mail Order Houses - 1.65%
1,850	Amazon.com, Inc.*	513,727

	Conglomerates - 4.29%
57,700	General Electric Co.	1,338,063

	Credit Services - 2.86%
14,200	Capital One Financial Corp.	891,902

	Data Storage Devices - 2.92%
38,600	EMC Corp.*	911,732

	Discount, Variety Stores - 2.62%
7,400	Costco Wholesale Corp.	818,218

	Diversified Electronics - 2.44%
16,700	TE Connectivity Ltd.#	760,518

	Drug Delivery - 3.37%
12,200	Valeant Pharmaceuticals International, Inc.*#	1,050,176

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Shares		Value
	Drug Manufacturers - 2.31%
8,400	Johnson & Johnson	$721,224

	Education & Training Services - 1.52%
26,700	Apollo Group, Inc. - Class A*	473,124

	Health Care Plans - 2.73%
13,800	Express Scripts Holding Co.*	851,322

	Independent Oil & Gas - 2.37%
5,600	EOG Resources, Inc.	737,408

	Industrial Electrical Equipment - 3.19%
15,130	Eaton Corp. PLC#	995,705

	Internet Information Providers - 4.42%
16,800	Facebook, Inc. - Class A*	417,648
1,090	Google, Inc. - Class A*	959,603
		1,377,251
	Major Integrated Oil & Gas - 2.03%
7,100	Occidental Petroleum Corp.	633,533

	Medical Instruments & Supplies - 4.65%
12,200	Baxter International, Inc.	845,094
9,600	Covidien PLC#	603,264
		1,448,358
	Money Center Banks - 3.76%
28,400	Wells Fargo & Co.	1,172,068

	Networking & Communication Devices - 3.35%
43,000	Cisco Systems, Inc.	1,045,330

	Oil & Gas Drilling & Exploration - 3.38%
22,000	Transocean Ltd.#	1,054,900

	Oil & Gas Equipment & Services - 4.57%
20,700	National Oilwell Varco, Inc.	1,426,230

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Shares		Value
	Personal Computers - 4.45%
3,500	Apple, Inc.	$1,386,280

	Personal Products - 2.07%
8,400	Procter & Gamble Co.	646,716

	Processed & Packaged Goods - 3.25%
12,400	PepsiCo, Inc.	1,014,196

	Railroads - 2.36%
31,700	CSX Corp.	735,123

	Real Estate Development - 2.22%
19,200	Brookfield Asset Management, Inc. - Class A#	691,584

	Restaurants - 2.02%
9,100	Yum! Brands, Inc.	630,994

	Semiconductor - Integrated Circuits - 3.47%
17,700	Qualcomm, Inc.	1,081,116

	Telecommunication Services/Domestic - 2.56%
22,500	AT&T, Inc.	796,500
	Total Common Stocks (Cost $24,285,641)	29,407,072

	SHORT-TERM INVESTMENTS - 5.76%
1,794,248	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $1,794,248)	1,794,248
	Total Investments in Securities
	(Cost $26,079,889) - 100.07%	31,201,320
	Liabilities in Excess of Other Assets - (0.07)%	(21,420)
	Net Assets - 100.00%	$31,179,900

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2013.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited)

Shares	EXCHANGE-TRADED FUNDS - 97.20%	Value
	Developed Markets - 20.00%
14,653	iShares MSCI Belgium Capped Investable
	Market Index Fund	$199,574
17,480	iShares MSCI France Index Fund	407,459
14,687	iShares MSCI Germany Index Fund	362,769
7,540	iShares MSCI Ireland Capped Investable
	Market Index Fund	216,473
4,786	iShares MSCI Israel Capped Investable
	Market Index Fund	205,654
16,499	iShares MSCI Italy Capped Index Fund	194,853
75,372	iShares MSCI Japan Index Fund	845,674
12,584	iShares MSCI Netherlands Investable
	Market Index Fund	261,747
8,607	iShares MSCI Spain Capped Index Fund	238,328
8,170	iShares MSCI Sweden Index Fund	243,548
14,240	iShares MSCI Switzerland Capped Index Fund	407,976
43,952	iShares MSCI United Kingdom Index Fund	776,192
		4,360,247
	Treasuries/Investment Grade Bonds - 51.88%
61,995	iShares Barclays 1-3 Year Treasury Bond Fund	5,224,939
105,372	Schwab Short-Term U.S. Treasury ETF	5,317,071
12,673	Vanguard Short-Term Government Bond ETF	770,772
		11,312,782
	U.S. Equity Sectors - 25.32%
13,844	Consumer Staples Select Sector SPDR Fund	549,192
7,000	Energy Select Sector SPDR Fund	548,520
5,491	iShares Dow Jones U.S. Consumer Services
	Sector Index Fund	563,102
7,778	iShares Dow Jones U.S. Financial
	Sector Index Fund	556,360
5,523	iShares Dow Jones U.S. Healthcare
	Sector Index Fund	553,377
6,671	iShares Dow Jones U.S. Industrial
	Sector Index Fund	553,226
7,415	iShares Dow Jones U.S. Technology
	Sector Index Fund	545,966
5,933	iShares Dow Jones U.S. Utilities
	Sector Index Fund	561,143

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Shares		Value
	U.S. Equity Sectors - 25.32%, Continued
21,379	iShares U.S. Telecommunications ETF	$552,647
14,002	Materials Select Sector SPDR Trust	536,837
		5,520,370
	Total Exchange-Traded Funds (Cost $20,494,695)	21,193,399

	SHORT-TERM INVESTMENTS - 3.17%
691,177	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $691,177)	691,177
	Total Investments in Securities
	(Cost $21,185,872) - 100.37%	21,884,576
	Liabilities in Excess of Other Assets - (0.37)%	(79,740)
	Net Assets - 100.00%	$21,804,836

†Rate shown is the 7-day annualized yield as of June 30, 2013.
ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2013 (Unaudited)

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
ASSETS
Investments, at value (cost $26,079,889 and
$21,185,872, respectively)	$31,201,320	$21,884,576
Receivables:
Securities sold	—	2,177,567
Dividends and interest	26,883	115,979
Prepaid expenses	13,192	15,588
Total assets	31,241,395	24,193,710
LIABILITIES
Payables:
Securities purchased	—	2,338,279
Due to advisor	11,333	10,563
Audit fees	8,678	9,045
Shareholder reporting	5,956	4,431
Transfer agent fees and expenses	6,055	7,017
Administration and fund accounting fees	19,935	12,186
Distribution fees	6,469	—
Pricing fees	—	603
Chief Compliance Officer fee	1,722	2,848
Custodian fees	531	1,735
Legal fees	630	2,142
Accrued other expenses	186	25
Total liabilities	61,495	2,388,874

NET ASSETS	$31,179,900	$21,804,836

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$31,179,900	$21,804,836
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,479,808	1,401,180
Net asset value, offering and redemption price
per share	$21.07	$15.56

COMPONENTS OF NET ASSETS
Paid-in capital	$26,503,659	$21,315,846
Undistributed net investment income	104,692	18,568
Accumulated net realized loss on investments	(549,882)	(228,282)
Net unrealized appreciation on investments	5,121,431	698,704
Net assets	$31,179,900	$21,804,836

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF OPERATIONS For the six months ended June 30, 2013 (Unaudited)

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $8,438 and $0, respectively)	$292,277	$142,503
Interest	97	36
Total income	292,374	142,539
Expenses
Advisory fees (Note 4)	112,772	69,424
Administration and fund accounting
fees (Note 4)	41,092	24,921
Distribution fees (Note 5)	37,591	—
Transfer agent fees and expenses (Note 4)	9,473	10,833
Registration fees	8,715	8,319
Audit fees	8,678	9,045
Legal fees	5,921	3,869
Chief Compliance Officer fee (Note 4)	3,472	4,012
Custody fees (Note 4)	3,202	3,860
Shareholder reporting	2,629	2,382
Trustee fees	2,523	2,328
Miscellaneous fees	1,515	660
Insurance	1,408	537
Pricing fees	—	1,239
Total expenses	238,991	141,429
Less: advisory fee waiver (Note 4)	(51,038)	(17,458)
Net expenses	187,953	123,971
Net investment income	104,421	18,568

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain/(loss) from investments	500,101	(37,012)
Net change in unrealized appreciation
on investments	2,311,454	2,150
Net realized and unrealized gain/(loss)
on investments	2,811,555	(34,862)
Net increase/(decrease) in net assets
resulting from operations	$2,915,976	$(16,294)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$104,421	$239,724
Net realized gain on investments	500,101	857,288
Net change in unrealized
appreciation on investments	2,311,454	2,093,164
Net increase in net assets
resulting from operations	2,915,976	3,190,176

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(239,458)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	421,305	858,692
Total increase in net assets	3,337,281	3,809,410

NET ASSETS
Beginning of period	27,842,619	24,033,209
End of period	$31,179,900	$27,842,619
Includes undistributed net
investment income of	$104,692	$271

(a)  A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2013		Year Ended
	(Unaudited)		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	78,841	$1,599,645	285,663	$5,252,108
Shares issued in
reinvestment of
distributions	—	—	12,346	235,077
Shares redeemed	(57,406)	(1,178,340)	(246,762)	(4,628,493)
Net increase	21,435	$421,305	51,247	$858,692

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	August 10, 2012*
	June 30, 2013	through
	(Unaudited)	December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$18,568	$64,765
Net realized loss on investments	(37,012)	(191,270)
Net change in unrealized
appreciation on investments	2,150	696,554
Net increase/(decrease) in net assets
resulting from operations	(16,294)	570,049

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(64,774)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,662,646	16,653,209
Total increase in net assets	4,646,352	17,158,484

NET ASSETS
Beginning of period	17,158,484	—
End of period	$21,804,836	$17,158,484
Includes undistributed net
investment income of	$18,568	$—

(a)  A summary of share transactions is as follows:

	Six Months Ended		August 10, 2012*
	June 30, 2013		through
	(Unaudited)		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	351,593	$5,570,937	1,118,123	$16,820,590
Shares issued in
reinvestment of
distributions	—	—	4,158	64,450
Shares redeemed+	(57,382)	(908,291)	(15,312)	(231,831)
Net increase	294,211	$4,662,646	1,106,969	$16,653,209
+ Net of redemption
fees of		$16		$—

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009		2008
Net asset value,
beginning of period	$19.09		$17.08	$16.95	$15.34	$12.68		$17.96
Income from
investment operations:
Net investment income	0.07		0.17	0.11	0.16	0.09	(3)	0.01	(3)
Net realized and unrealized
gain/(loss) on
investments	1.91		2.00	0.13	1.61	2.65		(5.28)
Total from
investment operations	1.98		2.17	0.24	1.77	2.74		(5.27)
Less distributions:
From net
investment income	—		(0.16)	(0.11)	(0.16)	(0.08)		(0.01)
Total distributions	—		(0.16)	(0.11)	(0.16)	(0.08)		(0.01)
Redemption fees retained	—		—	—	—	0.00	(3)(4)	0.00	(3)(4)
Net asset value,
end of period	$21.07		$19.09	$17.08	$16.95	$15.34		$12.68

Total return	10.37	%(2)	12.74%	1.44%	11.54%	21.64%		-29.35%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$31,180		$27,843	$24,033	$22,397	$20,063		$12,232
Ratio of expenses to
average net assets:
Before expense reimbursement
and waivers	1.59	%(1)	1.65%	1.74%	1.78%	1.92%		2.11%
After expense reimbursement
and waivers	1.25	%(1)	1.25%	1.25%	1.25%	1.32	%(5)	1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense reimbursement
and waivers	0.35	%(1)	0.51%	0.14%	0.52%	0.09%		(0.52%)
After expense reimbursement
and waivers	0.69	%(1)	0.91%	0.63%	1.05%	0.69%		0.09%
Portfolio turnover rate	26.80	%(2)	34.53%	67.31%	130.84%	78.54%		83.95%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(5)	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
	Six Months Ended		August 10, 2012*
	June 30, 2013		through
	(Unaudited)		December 31, 2012
Net asset value,
beginning of period	$15.50		$15.00
Income from investment operations:
Net investment income	0.01	^	0.06
Net realized and unrealized
gain on investments	0.05		0.50
Total from investment operations	0.06		0.56
Less distributions:
From net investment income	—		(0.06)
Total distributions	—		(0.06)
Redemption fees retained	0.00	(3)(4)	—

Net asset value, end of period	$15.56		$15.50

Total return	0.39	%(2)	3.73	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$21,805		$17,158
Ratio of expenses to average net assets (b):
Before expense
reimbursement and waivers	1.43	%(1)	1.97	%(1)
After expense reimbursement
and waivers	1.25	%(1)	1.25	%(1)
Ratio of net investment income
to average net assets (a):
Before expense
reimbursement and waivers	0.01	%(1)	0.51	%(1)
After expense reimbursement
and waivers	0.19	%(1)	1.23	%(1)
Portfolio turnover rate	75.48	%(2)	103.81	%(2)

*  Commencement of operations.
^  Based on average shares.
(1)	Annualized.
(2)	Not annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(a)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The C Tactical Dynamic Fund (formerly TacticalShares Dynamic Allocation Fund) see Note 8 and the Capital Advisors Growth Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Capital Advisors Growth Fund began operations on January 1, 2000.  The C Tactical Dynamic Fund began operations on August 10, 2012.  The Funds are both diversified funds.  The investment objective of the Capital Advisors Growth Fund is to achieve long-term capital growth and the investment objective of the C Tactical Dynamic Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Capital Advisors Growth Fund’s returns filed for open tax years 2010 – 2012, the C Tactical Dynamic Fund’s return filed for open tax year 2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees: The Capital Advisors Growth Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  The C Tactical Dynamic Fund charges a 1.00% redemption fee to shareholders who redeem shares held 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Funds’ investments are carried at fair value.  Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of June 30, 2013:

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

Capital Advisors Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$4,343,948	$—	$—	$4,343,948
Conglomerates	1,338,063	—	—	1,338,063
Consumer Goods	2,540,296	—	—	2,540,296
Financial	3,497,851	—	—	3,497,851
Healthcare	4,860,360	—	—	4,860,360
Industrial Goods	995,705	—	—	995,705
Services	4,472,122	—	—	4,472,122
Technology	7,358,727	—	—	7,358,727
Total Common Stocks	29,407,072	—	—	29,407,072
Short-Term Investments	1,794,248	—	—	1,794,248
Total Investments in Securities	$31,201,320	$—	$—	$31,201,320

C Tactical Dynamic Fund

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$21,193,399	$—	$—	$21,193,399
Short-Term Investments	691,177	—	—	691,177
Total Investments in Securities	$21,884,576	$—	$—	$21,884,576

Refer to each Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at June 30, 2013, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Funds during the six months ended June 30, 2013.

New Accounting Pronouncement: In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2013, Capital Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee, computed daily and payable monthly.  The Capital Advisors Growth Fund and the C Tactical Dynamic Fund pay fees calculated at an annual rate of 0.75% and 0.70%, respectively, based upon the average daily net assets of each Fund.  For the six months ended June 30, 2013, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund incurred $112,772 and $69,424 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended June 30, 2013, the Advisor reduced its fees in the amount of $51,038 and $17,458 for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2013	2014	2015	2016	Total
Capital Advisors
Growth Fund	$109,080	$114,417	$110,309	$51,038	$384,844
C Tactical
Dynamic Fund	—	—	37,736	17,458	55,194

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the six months ended June 30, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$41,092	$24,921
Transfer Agency (a)	6,247	9,238
Custody	3,202	3,860
Chief Compliance Officer	3,472	4,012

(a) Does not include out-of-pocket expenses

At June 30, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$19,935	$12,186
Transfer Agency (a)	3,104	4,910
Chief Compliance Officer	1,722	2,848
Custody	531	1,735

(a) Does not include out-of-pocket expenses

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

NOTE 5 – DISTRIBUTION COSTS

The Capital Advisors Growth Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2013, the Capital Advisors Growth Fund paid the Distribution Coordinator $37,591.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Capital Advisors Growth Fund	$7,910,976	$7,573,954
C Tactical Dynamic Fund	19,689,451	14,479,155

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	Ordinary Income	Ordinary Income
	June 30, 2013	December 31, 2012
Capital Advisors Growth Fund	$—	$239,458
C Tactical Dynamic Fund	—	64,774

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2013 (Unaudited), Continued

As of December 31, 2012, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Cost of investments	$25,460,883	$16,416,791
Gross tax unrealized appreciation	3,433,741	716,793
Gross tax unrealized depreciation	(623,764)	(20,245)
Net tax unrealized appreciation	2,809,977	696,548
Undistributed ordinary income	271	—
Undistributed long-term capital gain	—	—
Total distributable earnings	271	—
Other accumulated gains/(losses)	(1,049,983)	(191,264)
Total accumulated earnings/(losses)	$1,760,265	$505,284

At December 31, 2012, the Capital Advisors Growth Fund had capital loss carryforwards of $1,049,983, which expire in 2017.

At December 31, 2012, the C Tactical Dynamic Fund had short-term capital loss carryforwards of $10,582, which can be carried forward indefinitely to offset future gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as sort-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the C Tactical Dynamic Fund deferred, on a tax basis, post-October losses of $180,682.

NOTE 8 – FUND NAME CHANGE

Effective July 15, 2013, the TacticalShares Dynamic Allocation Fund changed its name to C Tactical Dynamic Fund.  All references to the Fund in the Prospectus and Statement of Additional Information will then pertain to the C Tactical Dynamic Fund.

CAPITAL ADVISORS FUNDS

NOTICE TO SHAREHOLDERS at June 30, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma  74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York  10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*              /s/ Douglas G. Hess
           Douglas G. Hess, President

Date  9/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  9/4/13

By (Signature and Title)*                     /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  9/4/13

* Print the name and title of each signing officer under his or her signature